UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2002

CASCADIA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27131
(Commission File Number)

98-0222922
(IRS Employer Identification No.)

Suite 800 - 885 West Georgia Street, Vancouver, British Columbia
V6C 3H1
(Address of principal executive offices and Zip Code)

(604) 687-5700
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On September 13, 2002, we filed our Form 10-QSB Quarterly Report for the period ended July 31, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification dated September 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADIA CAPITAL CORPORATION

/s/ Hilton Getz
By:
Hilton Getz, Director, acting President and Chief Financial Officer
Date: September 14, 2002